EXHIBIT 10.9

                          Allonge to Promissory Note


     By this Allonge to Promissory Note (this "Allonge"), the undersigned, SUMMIT AVIATION, agrees that the Promissory Note (the "Original Note") of the undersigned, dated September 30, 1998, and payable to SPACE APPLICATIONS CORPORATION (now, SM&A Corporation (East), successor in interest), is amended by deleting the following sentence:

     FOR VALUE RECEIVED, the undersigned, SUMMIT AVIATION, INC., a California corporation ("Maker"), hereby promises to pay to the order of SPACE APPLICATIONS CORPORATION, a California corporation ("Holder"), at its office at 4695 MacArthur Boulevard, Eighth Floor, Newport Beach, CA 92660,
     Attention: Chief Financial Officer, or at such other place or to such other party or parties as the Holder of this Note may from time to time designate, the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($1,800,000), together with interest on the unpaid principal balance from time to time outstanding at the rate of nine percent (9%) per annum. Amounts owing hereunder shall be paid in thirty (30) equal monthly payments of Thirty Thousand Dollars ($30,000) each, commencing October 31, 1998, with a final balloon payment of all outstanding principal and interest owing hereunder due and payable on March 31, 2001.

and substituting therefor the following sentence:

     FOR VALUE RECEIVED, the undersigned, SUMMIT AVIATION, INC., a California corporation ("Maker"), hereby promises to pay to the order of SM&A CORPORATION (EAST), a California corporation successor to SPACE APPLICATIONS CORPORATION, a California corporation ("Holder"), at its office at 4695 MacArthur Boulevard, Eighth Floor, Newport Beach, CA 92660,
     Attention: Chief Financial Officer, or at such other place or to such other party or parties as the Holder of this Note may from time to time designate, the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($1,800,000), together with interest on the unpaid principal balance from time to time outstanding at a rate equal to the LIBOR-three month rate as such may be in effect from time to time and as published in the Western Edition of the Wall Street Journal. Amounts owing hereunder shall be paid in thirty (30) equal monthly payments of Thirty Thousand Dollars ($30,000) each, commencing October 31,

    1998, with a final balloon payment of all outstanding principal and interest owing hereunder due and payable on March 31, 2001.

    No further changes are intended hereby.


Date: June 1, 1999

                                        SUMMIT AVIATION, INC.

                                        /s/ STEVEN S. MYERS
                                        ----------------------------------
                                        Steven S. Myers, President


                                        SM&A CORPORATION (EAST)

                                        /s/ MICHAEL A. PIRAINO
                                        ----------------------------------
                                        Michael A. Piraino, President

                                       2.

EXHIBIT 10.10

AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT is dated as of June 1, 1999 by and between SM&A CORPORATION (EAST) ("SMAE") as successor-in-interest to SPACE APPLICATIONS CORPORATION, a California corporation ("SAC"), and SUMMIT AVIATION, INC., a California corporation ("Purchaser').


                               R E C I T A L S:
                               - - - - - - - -

     A. SAC and Purchaser entered into that certain Common Stock Purchase Agreement (the "Original Agreement') as of September 30, 1998.

     B    SMAE, as successor to SAC, and Purchaser desire to amend the  original
Agreement as specifically set forth below:

          1. Section 1(c)(ii) shall be amended to read in its entirety as follows:

               "(ii) After six (6) months, but within eighteen (18) months of the date first set forth above, Purchaser shall pay to [SAC] SMAE an amount equal to twenty-five percent (25%) of any Excess Proceeds;"

          2.   Change in Interest Rate of Promissory Note:

                      The interest rate payable pursuant to the Note as defined
               in the Original Agreement is hereby changed from nine percent (9%) per annum to the LIBOR-three month rate. There shall be executed an Allonge to the Note setting forth such amended interest rate.

          3. Except as set forth above, no further changes are intended with respect to the Original Agreement.

                                       3.

                                        SM&A CORPORATION (EAST)

                                        successor-in-interest to

                                        Space Applications Corporation,
                                        a California corporation


                                        By /s/ MICHAEL A. PIRAINO
                                           ---------------------------
                                               Its President



                                               SUMMIT AVIATION, INC.,
                                               a California corporation


                                               By /s/ STEVEN S. MYERS
                                                  -------------------

                                       4.